SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO. )

Filed by the Registrant [X]	Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Rule 14a-12

THE HERZFELD CARIBBEAN BASIN FUND, INC.

(Name of Registrant as Specified in Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies;
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

[ ]	Fee previously paid with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, schedule or registration statement no.:
	(3)	Filing party:
	(4)	Date filed:

The Herzfeld Caribbean Basin Fund, Inc.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
November 12, 2020

Miami Beach, Florida
August 31, 2020

TO THE STOCKHOLDERS OF
THE HERZFELD CARIBBEAN BASIN FUND, INC.:

The Annual Meeting of Stockholders of The Herzfeld Caribbean Basin Fund, Inc. (the “Fund”) will be held on November 12, 2020, at 2:00 p.m. Eastern Time at 119 Washington Avenue, Suite 504, Miami Beach, Florida 33139, or such other location and time as the officers of the Fund deem necessary, including by means of remote communication, for the following purposes (the “Annual Meeting”):

Proposal (1):	To elect one Class III director; and,

Other Business:	To transact such other business as may properly come before the meeting and any adjournments thereof.

The subjects referred to above are discussed in detail in the proxy statement accompanying this notice. The Board of Directors, including all of the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund, unanimously recommends that you vote FOR the Board’s nominee for director.

Each stockholder is invited to attend the Annual Meeting in person. Stockholders of record at the close of business on August 17, 2020, have the right to vote at the meeting. If you plan to attend the meeting in person, please pre-register to obtain an admission ticket to facilitate entry through security at the Annual Meeting. Valid, Government-issued photo identification is required to enter the meeting. Please see page 9 of this proxy statement for information about how to pre-register. If you cannot be present at the Annual Meeting, we urge you to fill in, sign, and promptly return the enclosed WHITE proxy card in order that the Annual Meeting can be held without additional expense and a maximum number of shares may be voted.

Erik M. Herzfeld
President

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on November 12, 2020
The proxy statement and annual report to stockholders are available at www.herzfeld.com/cuba or by calling the Fund at
800-854-3863 or 305-777-1660.

YOUR VOTE IS IMPORTANT
NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE.

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE, SIGN AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN VOTING YOUR PROXY PROMPTLY. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

The Herzfeld Caribbean Basin Fund, Inc.
119 Washington Avenue, Suite 504, Miami Beach, Florida 33139

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
NOVEMBER 12, 2020

This statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Herzfeld Caribbean Basin Fund, Inc. (the “Fund”), a Maryland corporation, for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 119 Washington Avenue, Suite 504, Miami Beach, Florida 33139, on November 12, 2020 at 2:00 p.m. Eastern Time, or such other location and time as the officers of the Fund deem necessary, including by means of remote communication. Due to difficulties arising from the COVID-19 global pandemic, and in the interest of the health and safety of the Fund’s stockholders, directors and officers, the officers of the Fund will determine prior to the Annual Meeting whether or not to conduct the meeting in a “virtual” format via teleconference. If the officers of the Fund determine to conduct the meeting via teleconference, stockholders will be provided with updated information regarding attendance at the virtual meeting. Stockholders of the Fund are being asked to vote on the election of one Class III director.

Proxies may be solicited by mail, telephone, telegraph and personal interview. The Fund has also requested brokers, dealers, banks or voting trustees, or their nominees, to forward proxy material to the beneficial owners of stock of record. You may revoke your proxy at any time prior to the exercise thereof by submitting a written notice of revocation or subsequently executed proxy to the Fund at the address set forth above. Signing and mailing the proxy will not affect your right to give a later-dated proxy or to attend the Annual Meeting and vote your shares in person. There is no stockholder statutory right of appeal or dissident with respect to any matters to be voted on at the Annual Meeting. The cost of soliciting proxies will be paid by the Fund. This proxy statement is expected to be distributed to stockholders on or about August 31, 2020.

THE PERSON NAMED IN THE ACCOMPANYING PROXY WILL VOTE THE NUMBER OF SHARES REPRESENTED THEREBY AS DIRECTED OR, IN THE ABSENCE OF SUCH DIRECTION, FOR THE NOMINEE(S) FOR DIRECTOR AND TO TRANSACT SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

EVEN IF YOU EXPECT TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE. Stockholders who wish to attend the Annual Meeting should pre-register to obtain an admission ticket to facilitate entry through security at the Annual Meeting. Valid, Government-issued photographic identification is required to enter the meeting. If you plan to attend, please see page 10 for additional information on pre-registration and admission to the Annual Meeting.

The Fund’s Common Stock trades on the NASDAQ Capital Market under the ticker symbol “CUBA.”

On August 17, 2020, the record date for determination of stockholders entitled to receive notice of and to vote at the Annual Meeting, or any adjournment thereof, there were issued and outstanding 6,133,659 shares of Common Stock of the Fund, each entitled to one vote, constituting all of the Fund’s then outstanding securities.

At the Annual Meeting, a quorum shall consist of the holders of a majority of the outstanding shares of the Common Stock of the Fund entitled to vote at the meeting. If a quorum is present, a plurality of all votes cast at the Annual Meeting shall be sufficient for the approval of Proposal 1. Under Maryland law, abstentions and broker non-votes (i.e., shares held by brokers or a nominee as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will be included for purposes of determining whether a quorum is present at the Annual Meeting, but do not constitute votes cast, and therefore, will not be counted for purposes of determining whether matters to be voted upon at the Annual Meeting have been approved.

The holders of a majority of the outstanding shares of the Common Stock of the Fund entitled to vote at the meeting, present in person or by proxy, have the power to adjourn the meeting to any specific time or times, including to solicit proxies, and no notice of any such adjourned meeting need be given to stockholders absent or otherwise. If an adjournment is proposed, the person named as proxy will vote thereon according to his best judgment in the interest of the Fund.

The Fund will furnish, without charge, a copy of its annual report for its fiscal year ended June 30, 2020, to any stockholder requesting such report.

Requests for the annual report or semi-annual report should be made in writing to the Fund at the address set forth above or by calling the Fund at 800-854-3863 or 305-777-1660.

ELECTION OF DIRECTOR
(Proposal 1)

One director is to be elected at the Annual Meeting. Pursuant to the Fund’s By-Laws, the directors are classified into three classes with respect to the year of expiration of their terms of office. Because the Fund’s Class III director’s term of office will expire in 2020, the Annual Meeting is being held for the election of such director. The remaining Class I and Class II directors’ terms of office will expire in 2021 and 2022, respectively.

If authority is granted on the accompanying proxy card to vote in the election of the director, it is the intention of the person named in the proxy to vote at the Annual Meeting for the election of the nominee named below, who has consented to being named in the proxy statement and to serve if elected. If the nominee is unavailable to serve for any reason, the person named as proxy will vote for such other nominee selected by the Board of Directors, or the Board may reduce the number of directors as provided in the Fund’s By-Laws. The Fund currently knows of no reason why the nominee listed below would be unable or unwilling to serve if elected.

As of August 17, 2020, the Fund’s Board of Directors consisted of 5 members. The Class III director, Mr. Thomas J. Herzfeld, is the nominee for election, and his current term as a director will expire on the date of the Annual Meeting or when his successor is elected and qualified. The nominee, if elected, will serve until his successor has been elected and qualified.

Certain information regarding the nominee as well as the current directors and executive officers of the Fund is set forth below. Unless otherwise noted, the mailing address of each director and executive officer is c/o The Herzfeld Caribbean Basin Fund, Inc., 119 Washington Avenue, Suite 504, Miami Beach, FL, 33139.

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Complex Overseen by Director	Other Directorships Held by Director
Nominee for Director — Interested Director
Thomas J. Herzfeld** Age: 75	Chairman, Director, Class III, and Portfolio Manager	Current term expires 2020. 1993 to present.	Thomas J. Herzfeld Advisors, Inc., serving as Chairman, 1984-present; Portfolio Manager, 1984-present; and President, 1984-2016.	2	The Cuba Fund, Inc. (in registration)
Current Directors and Officers
Independent Directors:
Cecilia L. Gondor Age: 58	Director, Class I	Current term expires 2021. 2014 to present.	Managing Member of L&M Management, a real estate management business, 2014-present.	1	None
Kay W. Tatum, Ph.D., CPA Age: 68	Director, Class I	Current term expires 2021. 2007 to present.	Associate Professor of Accounting, University of Miami Business School, 1992-present; Chair, Department of Accounting, 2004-2008; Assistant Professor of Accounting, University of Miami, 1986-1992.	1	None
John A. Gelety Age: 52	Director, Class II	Current term expires 2022. 2011 to present.	Attorney and Partner at Greenspoon Marder, LLP, corporate practice group, 2016-present; John A. Gelety, PA, a transactional law firm, 2005-2016.	1	None

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Complex Overseen by Director	Other Directorships Held by Director
Ann S. Lieff Age: 68	Director, Class II	Current term expires 2022. 1998 to present.	President of the Lieff Company, a management consulting firm that offers ongoing advisory services as a corporate director, 1998-present.	1	None
Interested Person:
Thomas J. Herzfeld**	See “Nominee for Director – Interested Director” above
Officers:
Erik M. Herzfeld Age: 46	President; Portfolio Manager	2007 to present 2016 to present	Thomas J. Herzfeld Advisors, Inc., serving as President, 2016-present; Portfolio Manager, 2007-present; and Managing Director, 2007-2015.	N/A	Strategic Incubation Partners, Inc.
Ryan M. Paylor Age: 39	Portfolio Manager	2019 to present	Thomas J. Herzfeld Advisors, Inc., serving as Portfolio Manager	NA	NA
Thomas K. Morgan Age: 61	Chief Compliance Officer	2018 to present

Thomas J. Herzfeld Advisors, Inc., serving as Chief Compliance Officer; Managing Partner of TMorgan Advisers Limited Liability Company, providing compliance consulting and outsourced chief compliance officer services

				NA	NA
Zachary P. Richmond Age: 40	Treasurer	2020 to present	Ultimus Fund Solutions, LLC, serving as Vice President, Director of Financial Administration	N/A	N/A
Alice H. Tham Age: 30	Secretary	2019 to present	Thomas J. Herzfeld Advisors, Inc., serving as Operations Manager	NA	NA

*	Each director serves a three-year term after which the director may be re-elected for additional three-year terms.

**

An “interested person” (as defined in the Investment Company Act of 1940, as amended (“1940 Act”)) of the Fund because he is a control person, director and employee of Thomas J. Herzfeld Advisors, Inc. (the “Adviser”).

Ownership of Fund Securities by Directors

Name	Dollar Range of Equity in the Fund***	Number of Shares Held***	Percent of Class***
Interested Directors:
Thomas J. Herzfeld	Over $100,000	568,136	9.26%

Independent Directors:
Ann S. Lieff	$10,001-$50,000	11,728	0.19%
Cecilia L. Gondor	$10,001 - $50,000	8,825	0.14%
John A. Gelety	$0 - $10,000	2,168	0.04%
Kay W. Tatum, Ph.D., CPA	$0 - $10,000	1,016	0.02%

All directors as a group (five persons)	N/A	591,873	9.65%

***	As of August 17, 2020

None of the Independent Directors, and no immediate family members of any Independent Director, owns securities of the Fund’s investment adviser, or any control person of the Fund’s investment adviser. As of August 17, 2020, directors (5 persons) beneficially owned an aggregate of 9.65% of the Fund’s outstanding shares on that date.

BOARD AND COMMITTEE STRUCTURE

The Fund’s Board of Directors consists of 5 members. Thomas J. Herzfeld is an “interested person” (as such term is defined in the 1940 Act) who currently serves as the Chairman of the Board. The Board believes that Mr. Herzfeld’s service as Chairman is appropriate and benefits stockholders due to his personal and professional stake in the quality of services provided to the Fund. The Independent Directors believe that they can act independently and effectively without having an Independent Director serve as Chairman. Nonetheless, as currently composed, the Independent Directors constitute a substantial majority of the Board.

While the Fund currently does not have a policy requiring a lead Independent Director, the Board believes that having an Independent Director fill the lead director role is appropriate. Mr. Gelety currently serves as the lead Independent Director of the Board. The lead Independent Director, among other things, works with the Chairman of the Board in the preparation of the agenda for each Board meeting and in determining the need for special meetings of the Board, chairs any meeting of the Independent Directors in executive session, facilitates communications between other members of the Board and the Chairman of the Board or the President of the Fund and otherwise consults with the Chairman of the Board or the President on matters relating to corporate governance and Board performance.

The chairperson of each Board committee and every member of each Board committee is an Independent Director, which yields similar benefits with respect to the functions and activities of the various Board committees. Through the committees, the Independent Directors consider and address important matters involving the Fund, including those presenting conflicts or potential conflicts of interest for management. The Independent Directors also regularly meet outside the presence of management with Fund counsel and with the Fund’s auditor. The Board has determined that its committees help ensure that the Fund has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Directors from Fund management.

The Board of Directors of the Fund held four regular meetings and four special meetings during the Fund’s fiscal year ended June 30, 2020. Each of the directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of each committee of which he or she was a member.

Director Qualifications

The Board believes that the significance of each director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single director, or particular factor, being indicative of the Board’s effectiveness. The Board determined that each of the directors is qualified to serve as such based on a review of the experience, qualifications, attributes and skills of each director. In reaching this determination, the Board has considered a variety of criteria, including, among other things: character and integrity; ability to review critically, evaluate, question and discuss information provided, to exercise effective business judgment in protecting stockholder interests and to interact effectively with the other directors, the Adviser, other service providers, counsel and the independent registered public accounting firm or independent accountants; and willingness and ability to commit the time necessary to perform the duties of a director. Each director’s ability to perform his or her duties effectively is evidenced by his or her experience or achievements in the following areas: management or Board experience in the investment management industry or companies or organizations in other fields, educational background and professional training; and experience as a director of the Fund. In addition, the Board values the diverse skill sets and experiences that each director contributes. The Board considers that its diversity as a whole is as a result of a combination of directors and the various perspectives that each director provides as a result of his or her present experiences and his or her background. Information discussing the specific experience, skills, attributes and qualifications of each director which led to the Board’s determination that the directors should serve in this capacity is provided below.

Thomas J. Herzfeld has served as Chairman of the Board since inception of The Herzfeld Caribbean Basin Fund, Inc. in 1993. In addition, he is the Chairman of Thomas J. Herzfeld Advisors, Inc., the Fund’s investment adviser. Mr. Herzfeld entered the securities industry in 1968, was founder of a New York Stock Exchange member firm in 1970 and was the Chairman and President of FINRA member firm Thomas J. Herzfeld & Co., Inc., formed in 1981.

Ann S. Lieff joined the Board in 1998. Ms. Lieff is President of Lieff Company, a management consulting firm that offers ongoing advisory services as a corporate director. Previously she served as Chief Executive Officer of Spec’s Music for 18 years, from 1980-1998; Specs was one of the largest music retail chain stores in the Southeastern region of the United States for many decades.

Kay W. Tatum, Ph.D., CPA, joined the Board in 2007. Dr. Tatum is an Associate Professor of Accounting at the University of Miami Business School, where she has been since 1986. She also served as Chair of the Department of Accounting from 2004 to 2008.

John A. Gelety, Esq. joined the Board in 2011 and has been designated the lead Independent Director. Mr. Gelety is a practicing attorney who specializes in business law, with a concentration on domestic and cross-border mergers & acquisitions, private equity and commercial transactions.

Cecilia L. Gondor joined the Board in 2014. Ms. Gondor is a Managing Member of L&M Management, a real estate management business. Ms. Gondor served as the Secretary/Treasurer of Fund from its inception until her retirement in May 2014. She also served as Executive Vice President of the Adviser from 1984 through the date of her retirement. Additionally, she was the Executive Vice President of Thomas J. Herzfeld & Co. Inc., a broker-dealer, from 1984 through 2010, when the broker-dealer ceased operations. Ms. Gondor is a freelance financial writer and has written extensively on closed-end funds.

Specific details regarding each director’s principal occupations during the past five years are included in the table above. The summaries set forth above as to the experience, qualifications, attributes and/or skills of the directors do not constitute holding out the Board or any director as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

Risk Oversight

While responsibility for the day-to-day operations for the Fund, including certain risk management functions addressed in policies and procedures relating to the Fund, resides with the Adviser, the Board actively performs a risk oversight function, both directly and through its committees, as described below. The Board and its audit committee (the “Audit Committee”) exercise a risk oversight function through regular and ad hoc Board and Audit Committee meetings during which the Board and the Audit Committee meet with representatives of the Adviser and other service providers. The Board also periodically receives reports regarding the Fund’s and the Adviser’s policies and procedures, and reviews and approves changes to Fund’s policies and procedures. The Audit Committee also meets regularly with the Fund’s independent registered public accounting firm to discuss internal controls and financial reporting matters, among other things. The Board and Audit Committee routinely receive reports from the Fund’s officers and the Adviser on a variety of other risk areas relating to the Fund, including, without limitation, investment risks, liquidity risks, valuation risks, cybersecurity risks, and operational risks, as well as more general business risks. In addition, the Board consults with Fund counsel both during and, to the extent required, between meetings of the Board and the Audit Committee.

The Board also meets regularly with the Fund’s Chief Compliance Officer (“CCO”), who reports directly to the Board. The CCO has responsibility for annually testing the compliance procedures of the Fund and its service providers. The CCO regularly discusses issues related to compliance with the Board and provides a quarterly report to the Board regarding certain Fund compliance matters.

Committees of the Board

The Board has formed an Audit Committee and a Nominating and Governance Committee.

Audit Committee. The Audit Committee of the Board currently consists of each Mr. Gelety, Ms. Gondor, Ms. Lieff and Dr. Tatum, none of whom is an “interested person” of the Fund. Each member of the Audit Committee is considered independent under the applicable NASDAQ Capital Market listing standards. The Board has determined that Dr. Tatum qualifies as an “audit committee financial expert” and that she is “independent” of the Fund as such terms are defined in Item 3 of Form N-CSR. The Audit Committee met two times during the fiscal year ended June 30, 2020. The Board has adopted a written charter for the Audit Committee, which is available on the Fund’s website at www.herzfeld.com/cuba.

The Audit Committee reviews the scope of the audit by the Fund’s independent registered public accounting firm, confers with the independent accountants with respect to the audit and the internal accounting controls of the Fund and with respect to such other matters as may be important to an evaluation of the audit and the financial statements of the Fund, and makes recommendations with respect to the selection of the independent registered public accounting firm for the Fund.

Audit Committee Report. The Audit Committee has reviewed and discussed the Fund’s audited financial statements for the fiscal year ended June 30, 2020 with Fund management. Further, the Audit Committee has discussed with Tait, Weller & Baker LLP (“Tait Weller”), the Fund’s independent registered public accounting firm, the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard 1301 (Communications with Audit Committees). The Audit Committee has received the written disclosures and a letter from Tait Weller required by PCAOB Rule 3526 (Communication with Audit Committees Concerning Independence) and has discussed with Tait Weller their independence. Based upon the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Fund be included in the Fund’s annual report to stockholders for filing with the U.S. Securities and Exchange Commission (“SEC”) for the fiscal year ended June 30, 2020.

Kay W. Tatum
John A. Gelety
Cecilia Gondor
Ann S. Lieff

Nominating and Governance Committee. The Nominating and Governance Committee (the “Nominating Committee”) is currently comprised of Mr. Gelety, Ms. Gondor, Ms. Lieff, and Dr. Tatum, each of whom is an Independent Director under the 1940 Act and under NASDAQ Capital Market listing standards. During the fiscal year ended June 30, 2020, the Nominating Committee met once.

The Nominating Committee is responsible for reviewing and recommending qualified candidates in the event that a directorship is vacated or created. The Nominating Committee will not consider nominees recommended by stockholders. The Nominating Committee believes that candidates for director should have certain minimum qualifications, including (i) the ability to apply good business judgment; (ii) the ability to properly exercise their duties of loyalty and care; (iii) proven leadership capabilities, high integrity and moral character, significant business experience and a high level of responsibility within their chosen fields; (iv) the ability to quickly grasp complex principles of business, finance, international transactions and the regulatory environment in which investment companies must operate; and (v) the ability to read and understand basic financial statements. The Nominating Committee retains the right to modify these minimum qualifications from time to time. In general, candidates will be preferred who hold an established senior or executive level position in business, finance, law, education, research or government. The Nominating Committee’s process for identifying and evaluating nominees is as follows: in the case of incumbent directors whose terms of office are set to expire, the Nominating Committee reviews such directors’ overall service to the Fund during their term, including the number of meetings attended, level of participation, quality of performance, and transactions of such directors with the Fund, if any, during their term, and confirms their independence, if applicable. In the case of new director candidates, the Nominating Committee first determines whether the nominee must be independent for purposes of the NASDAQ Capital Market and whether the candidate must be considered an Independent Director under the 1940 Act. In either case, determinations are based upon the Fund’s charter and bylaws, applicable securities laws, the rules and regulations of the SEC, and the advice of counsel, if necessary. The Nominating Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating Committee then meets to discuss and consider such candidates’ qualifications and recommend the nominee. The Board has adopted a written charter for the Nominating and Governance Committee, which is available on the Fund’s website at www.herzfeld.com/cuba.

Stockholders and other interested parties may contact the Board or any member of the Board by mail. To communicate with the Board or any member of the Board, correspondence should be addressed to the Fund, Attention Board of Directors. All such correspondence should be sent c/o the Fund at 119 Washington Avenue, Suite 504, Miami Beach, Florida, 33139.

Director Compensation

For the fiscal year ended June 30, 2020, the aggregate Director compensation paid by the Fund was $136,400. The compensation paid by the Fund to each of its directors serving during the fiscal year ended June 30, 2020 is set forth in the compensation table below. Directors are also reimbursed for related business expenses. Directors who are current employees or officers of the Fund’s investment adviser (currently Mr. T. Herzfeld) are not paid compensation for their service as a director. None of the other directors serves on the Board of any other registered investment company to which the Fund’s investment adviser or an affiliated person of the Fund’s investment adviser provides investment advisory services. Directors and executive officers of the Fund do not receive pension or retirement benefits from the Fund.

Name of Person and Position with Fund	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors
Thomas J. Herzfeld* Director	$0	$0	$0	$0
John A. Gelety Director	$35,600	$0	$0	$35,600
Cecilia L. Gondor Director	$32,600	$0	$0	$32,600
Ann S. Lieff Director	$32,600	$0	$0	$32,600
Kay W. Tatum Director	$35,600	$0	$0	$35,600

*	“Interested person” of the Fund as defined by Section 2(a)(19) of the 1940 Act.

The Fund does not have a formal policy regarding attendance by directors at annual meetings of stockholders but encourages such attendance. All members of the Board attended the Fund’s 2019 Annual Meeting.

THE BOARD, INCLUDING ALL THE DIRECTORS WHO ARE NOT “INTERESTED PERSONS” (AS DEFINED IN THE 1940 ACT) OF THE FUND (THE “INDEPENDENT DIRECTORS”) RECOMMENDS THAT THE FUND’S STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEE FOR DIRECTOR.

ADDITIONAL INFORMATION

HERZFELD/CUBA (the “Adviser”), a division of Thomas J. Herzfeld Advisors, Inc., with offices at 119 Washington Avenue, Suite 504, Miami Beach, Florida 33139, serves as the Fund’s investment adviser pursuant to an investment advisory contract dated September 10, 1993. The Adviser also provides certain administration services to the Fund pursuant to the terms of the investment advisory contract.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP, (“Tait Weller”) an independent registered public accounting firm, has been selected by the Board as the Fund’s independent auditor for the current fiscal year ending on June 30, 2021. A representative of Tait will be available at the meeting and will have the opportunity to respond to appropriate questions from stockholders and to make such statements as desired.

Independent Auditor’s Fees

The following table sets forth the aggregate fees and percentage of total fees charged by the Fund’s independent registered public accounting firm for the two most recent fiscal years for professional services rendered for: (i) the audit of the annual financial statements and the review of the financial statements included in the Fund’s report to stockholders; (ii) audit-related services; (iii) tax compliance, tax advice, and tax planning; (iv) all other products and services provided to the Fund which included matters related to regulatory issues and preparation of unaudited financial statements.

Fiscal Year Ended June 30,	Audit Fees	Audit Related Fees	Tax Fees	All Other Fees
2020	$36,000 (88.89%)	$0 (0%)	$ 4,500 (11.11%)	$0 (0%)
2019	$36,000 (92.31%)	$0 (0%)	$3,000 (7.69%)	$0 (0%)

The Fund’s Audit Committee charter requires that the Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees for such services and terms thereof) to be performed for the Fund by its independent registered public accounting firm in one of two methods. Under the first method, the engagement to render the services would be entered into pursuant to pre-approval policies and procedures established by the Audit Committee, provided: (i) the policies and procedures are detailed as to the services to be performed; (ii) the Audit Committee is informed of each service; and (iii) such policies and procedures do not include delegation of the Audit Committee’s responsibilities under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) to the Fund’s management. Under the second method, the engagement to render the services would be presented to and pre-approved by the Audit Committee (subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Audit Committee prior to the completion of the audit). At the present time, the Audit Committee has not adopted pre-approval policies and procedures, and would use the second method for pre-approval provided for in its charter. All of the audit, audit-related and tax services described above for which the independent registered public accounting firm billed the Fund fees for the fiscal years ended June 30, 2019 and 2020 were pre-approved by the Audit Committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of August 17, 2020, to the knowledge of the Fund, no person beneficially owned more than 5% of the voting securities of any class of securities of the Fund, except as listed below:

Stockholder Name and Address	Class of Shares	Share Holdings	Percentage Owned
Phillip Goldstein 60 Heritage Drive Pleasantville, NJ 10570	Common Stock	577,004 shares	9.41%
Thomas J. Herzfeld 119 Washington Avenue, Suite 504 Miami Beach, FL 33139	Common Stock	568,136 shares	9.26%
City of London Investment Group PLC (“CLIG”) and City of London Investment Management Company Limited (“CLIM”) 77 Gracechurch Street, London England ECV 0 AS	Common Stock	464,028 shares	7.57%

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 30(h) of the 1940 Act and Section 16(a) of the Exchange Act require the Fund’s directors, executive officers and certain other persons (collectively, “Reporting Persons”), to file with SEC initial reports of ownership and reports of changes in ownership of equity securities of the Fund. Reporting Persons are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file. To the Fund’s knowledge, based solely on review of the copies of such reports furnished to the Fund during the fiscal year ended June 30, 2020, all Section 16(a) filing requirements applicable to the Reporting Persons were complied with.

STOCKHOLDER PROPOSALS

Proposals intended to be presented by stockholders for consideration at the 2021 Annual Meeting of Stockholders must be received by the Fund no later than May 1, 2021, in order to be included in the proxy statement for the meeting. A stockholder who wishes to make a proposal at the 2021 Annual Meeting of Stockholders without including the proposal in the Fund’s proxy statement must notify the Fund, and the Fund’s officers, of such proposal no earlier than August 14, 2021 (90 days prior), and no later than

September 13, 2021 (60 days prior, assuming a November 12, 2020 meeting.) If a stockholder fails to give notice by the later date, then the persons named as proxies in the proxies solicited by the Board for the 2021 Annual Meeting of Stockholders may exercise discretionary voting power with respect to any such proposal.

To submit a proposal, a stockholder must own 1% or $2,000 worth of shares of the Fund for at least one year and must own those shares through the date of the 2021 Annual Meeting. Stockholders who qualify may submit only one proposal per Annual Meeting, and the proposal may be no longer than 500 words.

REPORTS TO STOCKHOLDERS AND FINANCIAL STATEMENTS

The annual report to Stockholders of the Fund, including audited financial statements of the Fund for the fiscal year ended June 30, 2020, is being mailed to stockholders. The annual report should be read in conjunction with this proxy statement but is not part of the proxy soliciting material. A copy of the annual report may be obtained from the Fund, without charge, by contacting the Fund in writing at the address on the cover of this proxy statement, or by calling 800-854-3863 or 305-777-1660.

INFORMATION ABOUT ATTENDING THE MEETING

Attendance at the Annual Meeting is limited to stockholders (or their authorized representatives) as of the Record Date. All attendees should pre-register and obtain an admission ticket. Pre-registration is intended to facilitate entry through security at the Annual Meeting. Failure to pre-register may result in a delay in gaining entry into the meeting. Valid, government-issued photographic identification is required to enter the meeting. Cameras, audio and video recorders and similar electronic recording devices will not be allowed in the meeting room. We will also request that all cellular phones, smartphones, tablets, pagers and laptops be turned off.

If you would like to attend the Annual Meeting, please follow the instructions below to pre-register by October 30, 2020.

Pre-Registration Instructions

If you are a registered stockholder (your shares are held in your name), you may pre-register and obtain an admission ticket by contacting us and providing your name as it appears on your stock ownership records and your mailing address. If a family member is attending with you, please indicate that when you pre-register.

If you are a beneficial owner (your shares are held through a broker or bank) you may pre-register and obtain an admission ticket by contacting us and providing your name and mailing address, and evidence of your stock ownership as of the Record Date. A copy of your brokerage or bank statement will suffice as evidence of ownership, or you can obtain a letter from your broker or bank. If a family member is attending with you, please indicate that when you pre-register.

If you are a stockholder as of the Record Date and intend to appoint an authorized representative to attend the meeting on your behalf, you may pre-register and obtain an admission ticket by submitting a request to us and providing: your name and mailing address, the name and mailing address of your authorized representative, evidence of stock ownership as of the Record Date, and a signed authorization appointing such individual to be your authorized representative at the meeting.

To pre-register for the meeting and obtain an admission ticket, you can write to us at The Herzfeld Caribbean Basin Fund, Inc., 119 Washington Avenue, Suite 504, Miami Beach, FL 33139, email us at info@herzfeld.com, or call us at 800-854-3863 or 305-777-1660.

OPEN MATTERS

Management of the Fund does not know of any matters to be presented at the Annual Meeting other than those mentioned in this proxy statement. If any other business should come before the meeting, the proxy will vote thereon in accordance with his best judgment.

By Order of the Directors,

Erik M. Herzfeld
President
The Herzfeld Caribbean Basin Fund, Inc.

Dated: August 31, 2020

IF YOU CANNOT ATTEND THE ANNUAL MEETING, IT IS REQUESTED THAT YOU COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED SO THAT THE MEETING MAY BE HELD AND ACTION TAKEN ON THE MATTERS DESCRIBED HEREIN WITH THE GREATEST POSSIBLE NUMBER OF SHARES PARTICIPATING.

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To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D22222-P43645

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends a vote FOR the listed nominee in Proposal 1:

	For All	Withhold All	For All Except
1. ELECTION OF CLASS III DIRECTOR **Nominee:** 01) Thomas J. Herzfeld	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

2. IN HIS DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

ALL PROXIES WILL BE VOTED AND WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS NOTED HEREON. IF INSTRUCTIONS ARE NOT GIVEN, THIS PROXY WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" PROPOSAL 1, IF PROPERLY PRESENTED AT THE MEETING.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date